UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 19, 2014
(Date of earliest event reported)

AMANASU ENVIRONMENT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada		98-0347883
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer I.D. No.)

445 Park Avenue Center 10th Floor New York ny 10022
  (Address of Principal Executive Offices)

604 790 8799
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.                      Changes in Registrant’s Certifying Accountant.

Resignation of Jeffrey & Co.

On May 6, 2014, the license of the Company’s independent registered public accounting firm, Jeffrey & Company, was revoked by the Public Company Accounting Oversight Board. On May 15, 2014, the Jeffrey & Company (“Former Auditor”) resigned as the Company’s auditor.

The Former Auditor was the independent registered public accounting firm for the Registrant from December, 2001 until May 13, 2014, the Former Auditor’s reports on the Registrant's financial statements for the twelve month periods ended May 31, 2013 and 2012 and the period from Inception (January 1, 2009) to May 31, 2013 did not (a) contain an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused it to make reference to the subject matter of the disagreements in connection with its reports for the twelve month periods ended May 31, 2013 and 2012, the period from Inception (January 1, 2009) to May 31, 2013 and the subsequent interim periods preceding May 13, 2014. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the twelve month periods ended May 31, 2013 and 2012, the period from Inception (January 1, 2009) to May 31, 2013 and the subsequent interim periods preceding May 13, 2014 in which the Former Auditor served as the Registrant's principal independent accountants.

However, the report of the Former Auditor dated September 12, 2013 on our financial statements for the twelve month periods ended May 31, 2013 and 2012, and for the period from Inception (January 1, 2009) to May 31, 2013 contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern.

The Registrant has provided the Former Auditor with a copy of this disclosure and has requested that the Former Auditor furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from the Former Auditor addressed to the Securities and Exchange Commission dated May 17, 2014 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Appointment of a New Independent Registered Public Accounting Firm

On May 17, 2014, the Registrant engaged Michael F. Albanese as the Registrant’s new independent registered public accounting firm. The appointment of Michael F. Albanese was approved by the Registrant’s Board of Directors.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from Jeffrey & Company.

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMANASU ENVIRONMENT CORPORATION

Date: May 17, 2014	By:	/s/ Atsushi Maki
Atsushi Maki
President